Exhibit 10.7

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ______________________ ("Agreement"), dated April 24, 2012, on property known as Nielson Rd 3066-561-14, Phelan, Ca 92371 ("Property"), in which Coronus Energy Corp. is referred to as ("Buyer") and Lora Steinmann is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to September 15, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______________
3. **OTHER EXTENSION(S):** The time for ______________ is/are extended to ______________ (Date).
4. **ADDITIONAL TERMS:** Deal is subject to Coronus' board of director approval on or before August 31, 2012; close of escrow date to September 15, 2012

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X [signature] Date August 1, 2012
Coronus Energy Corp.

Buyer ______________ Date ______________

Seller X [signature: Lora Steinmann] Date Aug 13 2012
Lora Steinmann

Seller ______________ Date ______________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

Agent: Mohammad Alam Phone: 760.244.8887 Fax: 760.244.8786 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia, CA 92345